[HARTMARX LETTERHEAD]
                                                               EXHIBIT 10-G-7(a)
                                                               -----------------



                                 November 27, 2000



Mr. Taras R. Proczko
Vice President, Corporate Counsel
   and Secretary
Hartmarx Corporation
101 North Wacker Drive
Chicago, Illinois 60606


Dear Taras:

       Hartmarx Corporation ("Hartmarx") has been authorized by its Board of Directors to take appropriate steps approved by the Compensation and Stock Option Committee to induce your continued attention to your assigned duties as an important Company executive in the event of a potential Change in Control, although not now contemplated, of Hartmarx.

       Accordingly, if you agree to remain employed by Hartmarx and/or any subsidiary of Hartmarx (collectively, the "Company") until a Change in Control, Hartmarx agrees to pay you the severance benefit described below ("Severance Payment") in the event of the termination of your employment at any time during the twenty-four (24) month period next following a Change in Control for any reason other than (i) your death, disability or retirement; (ii) by the Company for Cause (as hereinafter defined); or (iii) by you for other than Good Reason (as hereinafter defined).

       The initial term of this Agreement continues for one year, and shall be automatically extended each day by one day to create a new one year term until the Company delivers written notice to you or you deliver written notice to the Company, in either case, to the effect that the term of this Agreement shall expire on a date specified in the notice that is not less than twelve (12) months after the date the notice is delivered to the Company or you, respectively, provided, however, that if a Change in Control shall occur during the initial or extended period, then this Agreement shall continue for a period of twenty-four (24) months beyond the month in which such a Change in Control shall be deemed to have occurred, and provided further that if an Imminent Control Change Date (as defined below) occurs before the end of the term of this Agreement, then

Mr. Taras R. Proczko
November 27, 2000
Page 2


the notice not to extend this Agreement shall be void and of no further effect. "Imminent Control Change Date" means any date on which (i) the Board of
------------------------------
Directors of the Company adopts a resolution by vote of a majority of Directors at a meeting at which a quorum is present to the effect that an Imminent Control Change Date for purposes of this Agreement has occurred; (ii) the Company enters into an agreement, the consummation of which would result in a Change in Control of the Company; or (iii) such resolution or agreement remains effective and unrevoked. In the event that such resolution or agreement is revoked or declared ineffective, the Imminent Control Change Date shall be deemed to no longer to exist. A Change in Control shall be deemed to have occurred if:

       (A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that this exclusion shall only apply to the percentage obtained by merger or consolidation and shall cease to apply in the event additional securities are purchased in another transaction; or

       (B) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company ("Board") (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent

Mr. Taras R. Proczko
November 27, 2000
Page 3


           solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934), (iii) a proposed merger or consolidation of the Company, or (iv) a request, nomination or suggestion of any one or more Beneficial Owner of voting securities of the Company representing 20% or more of the aggregate voting power of the voting securities of the Company or the surviving corporation, as applicable)) cease for any reason to constitute at least 66 1/3% of the Board then in office; or

       (C) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

       (D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in the event of a Management Change in Control. A Management Change in Control shall mean a Change in Control pursuant to which you (alone or with others) acquire or retain, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company (whether through the ownership of voting securities, by contract, or otherwise) and which is directly or indirectly attributable to a

Mr. Taras R. Proczko
November 27, 2000
Page 4

public announcement by you (or others acting in concert with you) of an intention to take actions which, if consummated, would constitute such Management Change in Control. In addition, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the combined voting power of the Company's outstanding securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

       "Person" shall mean any person (as defined in Section 3(a)(9) of the Securities Exchange Act (the "Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (i) any employee plan established by the Company, (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) prior to the transaction resulting in the Change in Control, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company.

       "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

       The Severance Payment will be equal to (i) 50% of your Annual Compensation plus one-twelfth (1/12) of your Annual Compensation for each of your full or partial years of employment by the Company at the time of your termination, up to twelve years if you are under age 50, otherwise, up to eighteen years; plus (ii) the excess of the value of all shares of Hartmarx common stock issuable upon exercise of then outstanding stock options granted to you under any Hartmarx stock option plan (whether or not then exercised or fully exercisable), over the aggregate exercise price of such options. All such options shall be cancelled upon the making of said payment. For purposes of calculating your Severance Payment, the term "Annual Compensation" means the average annual rate of compensation payable to you by the Company for the three
(3) calendar years immediately preceding the calendar year in which a Change in Control occurs, including, without limitation, all compensation income recognized as a result of your exercise of Hartmarx stock options (or Stock Appreciation Rights) or the sale of the stock so acquired, or earned by you but not paid for any reason other than your agreement to postpone and defer such payment.

Mr. Taras R. Proczko
November 27, 2000
Page 5

       Termination of your employment for "Cause" means termination because of
(i) your willful and continued failure to substantially perform your duties with the Company (other than resulting from your disability or after you have notified the Company that you intend to terminate your employment for Good Reason) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes you have not substantially performed your duties; or (ii) your willful engaging in wrongful conduct which is demonstrably and materially injurious to the Company; provided, however, that no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that your action or omission was in the best interest of the Company. In the event that the existence of Cause shall become an issue in any action or proceeding between the parties, the Company shall have the burden of establishing by clear and convincing evidence that the actions or omissions did in fact occur and do constitute Cause and that you failed to correct such conduct. Unless the Company so establishes, by clear and convincing evidence, any termination of employment shall be deemed a termination by the Company without Cause for all purposes of this Agreement. Termination of your employment for "Good Reason" means your termination after the Company has taken any action without your express written consent, which directly or indirectly reduces or deprives you of any material benefit enjoyed by you or any of your beneficiaries immediately prior to a Change in Control, including, without limitation, the occurrence of any of the following:

       (A) the assignment to you of any duties inconsistent with your status as Vice President, Corporate Counsel and Secretary, Hartmarx Corporation, or a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to a Change in Control;

       (B) a reduction in your annual base salary and/or bonus opportunity as in effect immediately prior to a Change in Control;

       (C) the Company's requiring you to be based at a location more than 50 miles from your principal place of employment immediately prior to a Change in Control;

       (D) the Company's failure to: (i) pay you any portion of your compensation, including bonus and/or deferred compensation, within seven (7) days of its due date; (ii) continue any compensation or benefit plan in which you participate, or to continue your participation

Mr. Taras R. Proczko
November 27, 2000
Page 6

           therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants; (iii) continue to provide you with benefits substantially similar to those you enjoy at the time of a Change in Control; (iv) to provide you with the number of paid vacation days to which you may then be entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of a Change in Control; or (v) to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement.

       If you are employed by the Company upon a Change in Control and simultaneously or thereafter become eligible to receive a Severance Payment, it will be paid to you, in a lump sum, immediately upon your termination of employment in addition to all other amounts to which you may be entitled under any employment agreement(s) and/or compensation plan(s) of the Company.
Hartmarx will also pay or reimburse you for all legal fees, accounting, expert witness or other fees, costs and expenses which you incur (together with an additional amount such that the net amount retained by you, after deduction of any federal, state and local income tax upon the payment provided by this sentence shall be equal to the amount you are paid or reimbursed pursuant to this sentence) to obtain any benefit (including the Severance Payment) to be provided to you pursuant to this Agreement. If the Company fails to pay any amount provided under this Agreement when due, the Company shall pay interest, compounded monthly, on such amount at a rate equal to the lesser of (a) (i) the highest rate of interest charged by the Company's principal lender on its revolving credit agreements as in effect from time to time during the period of such nonpayment plus 200 basis points, or (ii) in the absence of such a lender, 300 basis points over the prime commercial lending rate announced by The Wall Street Journal in effect from time to time during the period of such nonpayment, or (b) the highest legally-permissible interest rate allowed to be charged under applicable law. If you should die while any amount is payable to you hereunder, such amount shall be paid to your devisee, legatee or other designee or, if there is no such designee, to your estate.

       Nothing in this Agreement is intended to give you the right to be retained in the employ of Hartmarx or any of its subsidiaries or to interfere with the Company's right to discharge you at any time for any reason. Prior to a Change in Control, you will have no right or interest whatsoever in or to the Severance Payment or any portion thereof.

Mr. Taras R. Proczko
November 27, 2000
Page 7

       The Company shall establish irrevocable standby letters of credit issued by The Bank of New York or another bank having combined capital and surplus in excess of $500 million to secure the Company's obligations to you. Said letters of credit shall be established prior to an Imminent Control Change Date, and shall be as follows:

       (A) one letter of credit, in substantially the form attached hereto, to secure the payment of legal fees and related tax gross-up payment as provided for under this Agreement in the amount of $5 million, which amount shall be available to you and each other person covered by the letter of credit; and

       (B) one letter of credit, in substantially the form attached hereto, to secure the other payments and benefits provided for under this Agreement in an amount which is not less than the amount of severance and other benefits (the "Severance Benefits") that would be payable to you pursuant to this Agreement if you were terminated by the Company without Cause following a Change in Control, which amount shall be available solely to you.

       The amount of the letter of credit described in paragraph (B) above, shall be increased by the Company from time to time so that such amount is never less than the amount of your Severance Benefits. The letters of credit described in paragraphs (A) and (B) may expire on the date on which the Imminent Control Change Date ceases to exist. Upon a Change in Control, the letters of credit shall remain in effect and shall not be subject to termination prior to their respective Expiry Dates as provided in each such letter of credit. The Company shall establish an escrow account for each of the letters of credit at the time the letters of credit are established by entering into escrow agreements with LaSalle Bank National Association or another bank having combined capital and surplus in excess of $100 million in substantially the forms attached hereto.

                  [remainder of page intentionally left bank]

Mr. Taras R. Proczko
November 27, 2000
Page 8

       Upon receiving this letter, please sign the copy enclosed for that purpose where indicated (acknowledging your agreement to the foregoing) and return it as soon as possible. Upon your execution and return of this letter, the terms and conditions of this letter shall control and govern and shall replace and supersede all prior agreements between you and the Company relating to the subject matter hereof.

                                          Very truly yours,

                                         HARTMARX CORPORATION



                                         /s/ Glenn R. Morgan
                                    By: __________________________
                                        Glenn R. Morgan
AGREED AND ACCEPTED:                    Executive Vice President and
                                        Chief Financial Officer


/s/ Taras R. Proczko
____________________________
Taras R. Proczko, Vice President,
Corporate Counsel and Secretary
Hartmarx Corporation

                EXHIBITS HAVE BEEN OMITTED AND WILL BE FURNISHED
                         TO THE COMMISSION UPON REQUEST

                                                               EXHIBIT 10-G-7(b)
                                                               -----------------



                                 November 27, 2000



Ms. Linda J. Valentine
Vice President, Compensation
   and Benefits
Hartmarx Corporation
101 North Wacker Drive
Chicago, Illinois 60606


Dear Lin:

       Hartmarx Corporation ("Hartmarx") has been authorized by its Board of Directors to take appropriate steps approved by the Compensation and Stock Option Committee to induce your continued attention to your assigned duties as an important Company executive in the event of a potential Change in Control, although not now contemplated, of Hartmarx.

       Accordingly, if you agree to remain employed by Hartmarx and/or any subsidiary of Hartmarx (collectively, the "Company") until a Change in Control, Hartmarx agrees to pay you the severance benefit described below ("Severance Payment") in the event of the termination of your employment at any time during the twenty-four (24) month period next following a Change in Control for any reason other than (i) your death, disability or retirement; (ii) by the Company for Cause (as hereinafter defined); or (iii) by you for other than Good Reason (as hereinafter defined).

       The initial term of this Agreement continues for one year, and shall be automatically extended each day by one day to create a new one year term until the Company delivers written notice to you or you deliver written notice to the Company, in either case, to the effect that the term of this Agreement shall expire on a date specified in the notice that is not less than twelve (12) months after the date the notice is delivered to the Company or you, respectively, provided, however, that if a Change in Control shall occur during the initial or extended period, then this Agreement shall continue for a period of twenty-four (24) months beyond the month in which such a Change in Control shall be deemed to have occurred, and provided further that if an Imminent Control Change Date (as defined below) occurs before the end of the term of this Agreement, then

Ms. Linda J. Valentine
November 27, 2000
Page 2

the notice not to extend this Agreement shall be void and of no further effect. "Imminent Control Change Date" means any date on which (i) the Board of
 ----------------------------
Directors of the Company adopts a resolution by vote of a majority of Directors at a meeting at which a quorum is present to the effect that an Imminent Control Change Date for purposes of this Agreement has occurred; (ii) the Company enters into an agreement, the consummation of which would result in a Change in Control of the Company; or (iii) such resolution or agreement remains effective and unrevoked. In the event that such resolution or agreement is revoked or declared ineffective, the Imminent Control Change Date shall be deemed to no longer to exist. A Change in Control shall be deemed to have occurred if:

       (A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that this exclusion shall only apply to the percentage obtained by merger or consolidation and shall cease to apply in the event additional securities are purchased in another transaction; or

       (B) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company ("Board") (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent

Ms. Linda J. Valentine
November 27, 2000
Page 3

           solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934), (iii) a proposed merger or consolidation of the Company, or (iv) a request, nomination or suggestion of any one or more Beneficial Owner of voting securities of the Company representing 20% or more of the aggregate voting power of the voting securities of the Company or the surviving corporation, as applicable)) cease for any reason to constitute at least 66 2/3% of the Board then in office; or

       (C) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

       (D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale .

       Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in the event of a Management Change in Control. A Management Change in Control shall mean a Change in Control pursuant to which you (alone or with others) acquire or retain, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company (whether through the ownership of voting securities, by contract, or otherwise) and which is directly or indirectly attributable to a

Ms. Linda J. Valentine
November 27, 2000
Page 4

public announcement by you (or others acting in concert with you) of an intention to take actions which, if consummated, would constitute such Management Change in Control. In addition, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the combined voting power of the Company's outstanding securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

       "Person" shall mean any person (as defined in Section 3(a)(9) of the Securities Exchange Act (the "Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (i) any employee plan established by the Company, (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) prior to the transaction resulting in the Change in Control, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company.

       "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

       The Severance Payment will be equal to (i) 50% of your Annual Compensation plus one-twelfth (1/12) of your Annual Compensation for each of your full or partial years of employment by the Company at the time of your termination, up to twelve years if you are under age 50, otherwise, up to eighteen years; plus (ii) the excess of the value of all shares of Hartmarx common stock issuable upon exercise of then outstanding stock options granted to you under any Hartmarx stock option plan (whether or not then exercised or fully exercisable), over the aggregate exercise price of such options. All such options shall be cancelled upon the making of said payment. For purposes of calculating your Severance Payment, the term "Annual Compensation" means the average annual rate of compensation payable to you by the Company for the three
(3) calendar years immediately preceding the calendar year in which a Change in Control occurs, including, without limitation, all compensation income recognized as a result of your exercise of Hartmarx stock options (or Stock Appreciation Rights) or the sale of the stock so acquired, or earned by you but not paid for any reason other than your agreement to postpone and defer such payment.

Ms. Linda J. Valentine
November 27, 2000
Page 5

       Termination of your employment for "Cause" means termination because of
(i) your willful and continued failure to substantially perform your duties with the Company (other than resulting from your disability or after you have notified the Company that you intend to terminate your employment for Good Reason) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes you have not substantially performed your duties; or (ii) your willful engaging in wrongful conduct which is demonstrably and materially injurious to the Company; provided, however, that no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that your action or omission was in the best interest of the Company. In the event that the existence of Cause shall become an issue in any action or proceeding between the parties, the Company shall have the burden of establishing by clear and convincing evidence that the actions or omissions did in fact occur and do constitute Cause and that you failed to correct such conduct. Unless the Company so establishes, by clear and convincing evidence, any termination of employment shall be deemed a termination by the Company without Cause for all purposes of this Agreement. Termination of your employment for "Good Reason" means your termination after the Company has taken any action without your express written consent, which directly or indirectly reduces or deprives you of any material benefit enjoyed by you or any of your beneficiaries immediately prior to a Change in Control, including, without limitation, the occurrence of any of the following:

       (A) the assignment to you of any duties inconsistent with your status as Vice President, Compensation and Benefits, Hartmarx Corporation, or a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to a Change in Control;

       (B) a reduction in your annual base salary and/or bonus opportunity as in effect immediately prior to a Change in Control;

       (C) the Company's requiring you to be based at a location more than 50 miles from your principal place of employment immediately prior to a Change in Control;

       (D) the Company's failure to: (i) pay you any portion of your compensation, including bonus and/or deferred compensation, within seven (7) days of its due date; (ii) continue any compensation or benefit plan in which you participate, or to continue your participation

Ms. Linda J. Valentine
November 27, 2000
Page 6

           therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants; (iii) continue to provide you with benefits substantially similar to those you enjoy at the time of a Change in Control; (iv) to provide you with the number of paid vacation days to which you may then be entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of a Change in Control; or (v) to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement.

       If you are employed by the Company upon a Change in Control and simultaneously or thereafter become eligible to receive a Severance Payment, it will be paid to you, in a lump sum, immediately upon your termination of employment in addition to all other amounts to which you may be entitled under any employment agreement(s) and/or compensation plan(s) of the Company.
Hartmarx will also pay or reimburse you for all legal fees, accounting, expert witness or other fees, costs and expenses which you incur (together with an additional amount such that the net amount retained by you, after deduction of any federal, state and local income tax upon the payment provided by this sentence shall be equal to the amount you are paid or reimbursed pursuant to this sentence) to obtain any benefit (including the Severance Payment) to be provided to you pursuant to this Agreement. If the Company fails to pay any amount provided under this Agreement when due, the Company shall pay interest, compounded monthly, on such amount at a rate equal to the lesser of (a) (i) the highest rate of interest charged by the Company's principal lender on its revolving credit agreements as in effect from time to time during the period of such nonpayment plus 200 basis points, or (ii) in the absence of such a lender, 300 basis points over the prime commercial lending rate announced by The Wall Street Journal in effect from time to time during the period of such nonpayment, or (b) the highest legally-permissible interest rate allowed to be charged under applicable law. If you should die while any amount is payable to you hereunder, such amount shall be paid to your devisee, legatee or other designee or, if there is no such designee, to your estate.

       Nothing in this Agreement is intended to give you the right to be retained in the employ of Hartmarx or any of its subsidiaries or to interfere with the Company's right to discharge you at any time for any reason. Prior to a Change in Control, you will have no right or interest whatsoever in or to the Severance Payment or any portion thereof.

Ms. Linda J. Valentine
November 27, 2000
Page 7

       The Company shall establish irrevocable standby letters of credit issued by The Bank of New York or another bank having combined capital and surplus in excess of $500 million to secure the Company's obligations to you. Said letters of credit shall be established prior to an Imminent Control Change Date, and shall be as follows:

       (A) one letter of credit, in substantially the form attached hereto, to secure the payment of legal fees and related tax gross-up payment as provided for under this Agreement in the amount of $5 million, which amount shall be available to you and each other person covered by the letter of credit; and

       (B) one letter of credit, in substantially the form attached hereto, to secure the other payments and benefits provided for under this Agreement in an amount which is not less than the amount of severance and other benefits (the "Severance Benefits") that would be payable to you pursuant to this Agreement if you were terminated by the Company without Cause following a Change in Control, which amount shall be available solely to you.

       The amount of the letter of credit described in paragraph (B) above, shall be increased by the Company from time to time so that such amount is never less than the amount of your Severance Benefits. The letters of credit described in paragraphs (A) and (B) may expire on the date on which the Imminent Control Change Date ceases to exist. Upon a Change in Control, the letters of credit shall remain in effect and shall not be subject to termination prior to their respective Expiry Dates as provided in each such letter of credit. The Company shall establish an escrow account for each of the letters of credit at the time the letters of credit are established by entering into escrow agreements with LaSalle Bank National Association or another bank having combined capital and surplus in excess of $100 million in substantially the forms attached hereto.

                  [remainder of page intentionally left bank]

Ms. Linda J. Valentine
November 27, 2000
Page 8

       Upon receiving this letter, please sign the copy enclosed for that purpose where indicated (acknowledging your agreement to the foregoing) and return it as soon as possible. Upon your execution and return of this letter, the terms and conditions of this letter shall control and govern and shall replace and supersede all prior agreements between you and the Company relating to the subject matter hereof.

                                 Very truly yours,

                               HARTMARX CORPORATION


                               By:/S/ GLENN R. MORGAN
                                 ----------------------------
                                 Glenn R. Morgan
AGREED AND ACCEPTED:             Executive Vice President and
                                 Chief Financial Officer

/S/ LINDA J. VALENTINE
----------------------------
Linda J. Valentine
Vice President, Compensation
   and Benefits
Hartmarx Corporation

                EXHIBITS HAVE BEEN OMITTED AND WILL BE FURNISHED
                         TO THE COMMISSION UPON REQUEST

                                                               EXHIBIT 10-G-7(c)
                                                               -----------------

                            [HARTMARX LETTER HEAD]


                                 November 27, 2000



Mr. Andrew A. Zahr
Vice President and Controller
Hartmarx Corporation
101 North Wacker Drive
Chicago, Illinois 60606


Dear Andy:

       Hartmarx Corporation ("Hartmarx") has been authorized by its Board of Directors to take appropriate steps approved by the Compensation and Stock Option Committee to induce your continued attention to your assigned duties as an important Company executive in the event of a potential Change in Control, although not now contemplated, of Hartmarx.

       Accordingly, if you agree to remain employed by Hartmarx and/or any subsidiary of Hartmarx (collectively, the "Company") until a Change in Control, Hartmarx agrees to pay you the severance benefit described below ("Severance Payment") in the event of the termination of your employment at any time during the twenty-four (24) month period next following a Change in Control for any reason other than (i) your death, disability or retirement; (ii) by the Company for Cause (as hereinafter defined); or (iii) by you for other than Good Reason (as hereinafter defined).

       The initial term of this Agreement continues for one year, and shall be automatically extended each day by one day to create a new one year term until the Company delivers written notice to you or you deliver written notice to the Company, in either case, to the effect that the term of this Agreement shall expire on a date specified in the notice that is not less than twelve (12) months after the date the notice is delivered to the Company or you, respectively, provided, however, that if a Change in Control shall occur during the initial or extended period, then this Agreement shall continue for a period of twenty-four (24) months beyond the month in which such a Change in Control shall be deemed to have occurred, and provided further that if an Imminent Control Change Date (as defined below) occurs before the end of the term of this Agreement, then the notice not to extend this Agreement shall be void and of no further effect. "Imminent
                  --------

Mr. Andrew A. Zahr
November 27, 2000
Page 2

Control Change Date" means any date on which (i) the Board of Directors of the
-------------------
Company adopts a resolution by vote of a majority of Directors at a meeting at which a quorum is present to the effect that an Imminent Control Change Date for purposes of this Agreement has occurred; (ii) the Company enters into an agreement, the consummation of which would result in a Change in Control of the Company; or (iii) such resolution or agreement remains effective and unrevoked. In the event that such resolution or agreement is revoked or declared ineffective, the Imminent Control Change Date shall be deemed to no longer to exist. A Change in Control shall be deemed to have occurred if:

       (A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that this exclusion shall only apply to the percentage obtained by merger or consolidation and shall cease to apply in the event additional securities are purchased in another transaction; or

       (B) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company ("Board") (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more

Mr. Andrew A. Zahr
November 27, 2000
Page 3

           members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934), (iii) a proposed merger or consolidation of the Company, or (iv) a request, nomination or suggestion of any one or more Beneficial Owner of voting securities of the Company representing 20% or more of the aggregate voting power of the voting securities of the Company or the surviving corporation, as applicable)) cease for any reason to constitute at least 66 2/3% of the Board then in office; or

       (C) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

       (D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in the event of a Management Change in Control. A Management Change in Control shall mean a Change in Control pursuant to which you (alone or with others) acquire or retain, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company (whether through the ownership of voting securities, by contract, or otherwise) and which is directly or indirectly attributable to a public announcement by you (or others acting in concert with you) of an intention to take

Mr. Andrew A. Zahr
November 27, 2000
Page 4

actions which, if consummated, would constitute such Management Change in Control. In addition, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the combined voting power of the Company's outstanding securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

       "Person" shall mean any person (as defined in Section 3(a)(9) of the Securities Exchange Act (the "Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (i) any employee plan established by the Company, (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) prior to the transaction resulting in the Change in Control, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company.

       "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

       The Severance Payment will be equal to (i) 50% of your Annual Compensation plus one-twelfth (1/12) of your Annual Compensation for each of your full or partial years of employment by the Company at the time of your termination, up to twelve years if you are under age 50, otherwise, up to eighteen years; plus (ii) the excess of the value of all shares of Hartmarx common stock issuable upon exercise of then outstanding stock options granted to you under any Hartmarx stock option plan (whether or not then exercised or fully exercisable), over the aggregate exercise price of such options. All such options shall be cancelled upon the making of said payment. For purposes of calculating your Severance Payment, the term "Annual Compensation" means the average annual rate of compensation payable to you by the Company for the three
(3) calendar years immediately preceding the calendar year in which a Change in Control occurs, including, without limitation, all compensation income recognized as a result of your exercise of Hartmarx stock options (or Stock Appreciation Rights) or the sale of the stock so acquired, or earned by you but not paid for any reason other than your agreement to postpone and defer such payment.

       Termination of your employment for "Cause" means termination because of
(i) your willful and continued failure to substantially perform your duties with the

Mr. Andrew A. Zahr
November 27, 2000
Page 5

Company (other than resulting from your disability or after you have notified the Company that you intend to terminate your employment for Good Reason) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes you have not substantially performed your duties; or (ii) your willful engaging in wrongful conduct which is demonstrably and materially injurious to the Company; provided, however, that no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that your action or omission was in the best interest of the Company. In the event that the existence of Cause shall become an issue in any action or proceeding between the parties, the Company shall have the burden of establishing by clear and convincing evidence that the actions or omissions did in fact occur and do constitute Cause and that you failed to correct such conduct. Unless the Company so establishes, by clear and convincing evidence, any termination of employment shall be deemed a termination by the Company without Cause for all purposes of this Agreement. Termination of your employment for "Good Reason" means your termination after the Company has taken any action without your express written consent, which directly or indirectly reduces or deprives you of any material benefit enjoyed by you or any of your beneficiaries immediately prior to a Change in Control, including, without limitation, the occurrence of any of the following:

       (A) the assignment to you of any duties inconsistent with your status as Vice President and Controller, Hartmarx Corporation, or a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to a Change in Control;

       (B) a reduction in your annual base salary and/or bonus opportunity as in effect immediately prior to a Change in Control;

       (C) the Company's requiring you to be based at a location more than 50 miles from your principal place of employment immediately prior to a Change in Control;

       (D) the Company's failure to: (i) pay you any portion of your compensation, including bonus and/or deferred compensation, within seven (7) days of its due date; (ii) continue any compensation or benefit plan in which you participate, or to continue your participation therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants; (iii) continue to provide you with benefits

Mr. Andrew A. Zahr
November 27, 2000
Page 6

           substantially similar to those you enjoy at the time of a Change in Control; (iv) to provide you with the number of paid vacation days to which you may then be entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of a Change in Control; or (v) to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement.

       If you are employed by the Company upon a Change in Control and simultaneously or thereafter become eligible to receive a Severance Payment, it will be paid to you, in a lump sum, immediately upon your termination of employment in addition to all other amounts to which you may be entitled under any employment agreement(s) and/or compensation plan(s) of the Company.
Hartmarx will also pay or reimburse you for all legal fees, accounting, expert witness or other fees, costs and expenses which you incur (together with an additional amount such that the net amount retained by you, after deduction of any federal, state and local income tax upon the payment provided by this sentence shall be equal to the amount you are paid or reimbursed pursuant to this sentence) to obtain any benefit (including the Severance Payment) to be provided to you pursuant to this Agreement. If the Company fails to pay any amount provided under this Agreement when due, the Company shall pay interest, compounded monthly, on such amount at a rate equal to the lesser of (a) (i) the highest rate of interest charged by the Company's principal lender on its revolving credit agreements as in effect from time to time during the period of such nonpayment plus 200 basis points, or (ii) in the absence of such a lender, 300 basis points over the prime commercial lending rate announced by The Wall Street Journal in effect from time to time during the period of such nonpayment, or (b) the highest legally-permissible interest rate allowed to be charged under applicable law. If you should die while any amount is payable to you hereunder, such amount shall be paid to your devisee, legatee or other designee or, if there is no such designee, to your estate.

       Nothing in this Agreement is intended to give you the right to be retained in the employ of Hartmarx or any of its subsidiaries or to interfere with the Company's right to discharge you at any time for any reason. Prior to a Change in Control, you will have no right or interest whatsoever in or to the Severance Payment or any portion thereof.

       The Company shall establish irrevocable standby letters of credit issued by The Bank of New York or another bank having combined capital and surplus in excess of $500 million to secure the Company's obligations to you. Said letters of credit shall be established prior to an Imminent Control Change Date, and shall be as follows:

Mr. Andrew A. Zahr
November 27, 2000
Page 7

       (A) one letter of credit, in substantially the form attached hereto, to secure the payment of legal fees and related tax gross-up payment as provided for under this Agreement in the amount of $5 million, which amount shall be available to you and each other person covered by the letter of credit; and

       (B) one letter of credit, in substantially the form attached hereto, to secure the other payments and benefits provided for under this Agreement in an amount which is not less than the amount of severance and other benefits (the "Severance Benefits") that would be payable to you pursuant to this Agreement if you were terminated by the Company without Cause following a Change in Control, which amount shall be available solely to you.

       The amount of the letter of credit described in paragraph (B) above, shall be increased by the Company from time to time so that such amount is never less than the amount of your Severance Benefits. The letters of credit described in paragraphs (A) and (B) may expire on the date on which the Imminent Control Change Date ceases to exist. Upon a Change in Control, the letters of credit shall remain in effect and shall not be subject to termination prior to their respective Expiry Dates as provided in each such letter of credit. The Company shall establish an escrow account for each of the letters of credit at the time the letters of credit are established by entering into escrow agreements with LaSalle Bank National Association or another bank having combined capital and surplus in excess of $100 million in substantially the forms attached hereto.

                  [remainder of page intentionally left bank]

Mr. Andrew A. Zahr
November 27, 2000
Page 8

       Upon receiving this letter, please sign the copy enclosed for that purpose where indicated (acknowledging your agreement to the foregoing) and return it as soon as possible. Upon your execution and return of this letter, the terms and conditions of this letter shall control and govern and shall replace and supersede all prior agreements between you and the Company relating to the subject matter hereof.

                                           Very truly yours,

                                           HARTMARX CORPORATION


                                                /s/ GLENN R. MORGAN
                                           By: __________________________
                                                Glenn R. Morgan
AGREED AND ACCEPTED:                            Executive Vice President and
                                                Chief Financial Officer

/s/ ANDREW A. ZAHR
____________________________
Andrew A. Zahr
Vice President and Controller
Hartmarx Corporation

                EXHIBITS HAVE BEEN OMITTED AND WILL BE FURNISHED
                         TO THE COMMISSION UPON REQUEST